EXHIBIT 32.2
                                                                    ------------
                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Annual Report of Herley Industries, Inc. (the "Company") on Form 10-K for the fiscal year ended August 3, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anello
C. Garefino, Vice President Finance and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          Date:    October 31, 2003

                                          By:        /s/ Anello C. Garefino
                                                   ---------------------------
                                          Name:     Anello C. Garefino
                                          Title:   Vice President Finance and
                                                   Chief Executive Officer